                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) AUGUST 30, 2000,

                                   BLYTH, INC.
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             (Exact name of registrant as specified in its charter)

             Delaware             1-13026               36-2984916
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             (State or other     (Commission          (IRS Employer
              jurisdiction of     File Number)        Identification No.)
              incorporation)



               100 FIELD POINT ROAD, GREENWICH, CONNECTICUT 06830
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (203) 661-1926
                                                           --------------

                             Blyth Industries, Inc.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.     Other Events

      See Exhibit 99.1 and Exhibit 99.2 attached hereto.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

       (c)  Exhibits

            99.1 Press Release
            99.2 Press Release

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BLYTH, INC.



Date: August 31, 2000               By: /s/ Bruce D. Kreiger
                                       ------------------------------------
                                    Name:  Bruce D. Kreiger
                                    Title: Vice President & General Counsel